FIRST INVESTORS GLOBAL FUND, INC.
                     FIRST INVESTORS GOVERNMENT FUND, INC.
                  Supplement to Prospectus dated May 1, 1995,
                     As amended June 30 and August 14, 1995


     On October 30, 1995, Clark D. Wagner, Chief Investment Officer of FIMCO, became primarily responsible for the day-to-day management of the Government Fund. Mr. Wagner joined FIMCO in 1991 as Portfolio Manager for all of First Investors municipal bond funds. As of October 30, 1995, Mr. Wagner also assumed the primary responsibility for the day-to-day management of the Government Series and Target Maturity 2007 Series of First Investors Life Series Fund and the U.S. Government and mortgage-backed securities portion of the Total Return Series of First Investors Series Fund. Prior to joining FIMCO, Mr. Wagner was a Vice President at General Electric Investment Corporation from 1988-1991, where he managed a tax exempt portfolio.


                                                 November 1, 1995
FIC2000